Exhibit 99.1

News Release

One Centerpointe Drive Suite 200 Lake Oswego, Oregon 97035 503-684-7000	www.gbrx.com

For immediate release: May 7, 2010	Contact: Mark Rittenbaum
503-684-7000
Greenbrier announces pricing of common stock offering
     Lake Oswego, Oregon, May 7, 2010 — The Greenbrier Companies [NYSE:GBX] today announced the pricing of its previously announced public offering. Pursuant to the offering, Greenbrier agreed to sell 4,000,000 shares of its common stock at a price to the public of $12.50 per share. Greenbrier has also granted the underwriters of the offering an option for 30 days to purchase up to 600,000 additional shares of common stock at $12.50 per share. These shares will be offered on the same terms and conditions solely to cover over-allotments, if any. The offering is expected to close on May 12, 2010, subject to customary closing conditions.
     BofA Merrill Lynch and Jefferies & Company are acting as joint book-running managers for the offering.
     This offering is being made only by means of a prospectus supplement and accompanying prospectus. Greenbrier has filed a registration statement (including a related prospectus and preliminary prospectus supplement) with the Securities and Exchange Commission for the offering to which this communication relates. You may obtain more information about Greenbrier and this offering by reading the prospectus, the prospectus supplement and other documents Greenbrier has filed or will file with the SEC. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, copies may be obtained from BofA Merrill Lynch, 4 World Financial Center, New York, NY 10080, Attention: Preliminary Prospectus Department, or email Prospectus.Requests@ml.com; or from Jefferies & Company, Inc., 520 Madison Avenue, New York, NY 10022, Attention: Syndicate Prospectus Department.
     This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
-More-

Greenbrier Announces Pricing of Common Stock Offering (Cont.)	Page 2
About Greenbrier Companies
      Greenbrier (www.gbrx.com), headquartered in Lake Oswego, Oregon, is a leading supplier of transportation equipment and services to the railroad industry. Greenbrier builds new railroad freight cars in its three manufacturing facilities in the U.S. and Mexico and marine barges at its U.S. facility. It also repairs and refurbishes freight cars and provides wheels and railcar parts at 37 locations across North America. Greenbrier builds new railroad freight cars and refurbishes freight cars for the European market through both its operations in Poland and various subcontractor facilities throughout Europe.
     “SAFE HARBOR” STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: This release may contain forward-looking statements, including certain statements related to the offering. Greenbrier uses words such as “anticipate,” “believe,” “plan,” “expect,” “future,” “intend” and similar expressions to identify forward-looking statements. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. These forward-looking statements should be evaluated together with additional information about Greenbrier’s business, markets, conditions and other uncertainties which could affect Greenbrier’s future performance. Factors that could cause actual results to differ materially from those indicated by such forward-looking statements are described in greater detail under the heading “Risk Factors” contained in our prospectus supplement and in our periodic SEC filings, including our Annual Report on Form 10-K for the fiscal year ended August 31, 2009 and our Quarterly Report on Form 10-Q for the fiscal quarter ended February 28, 2010. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s opinions only as of the date hereof. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements.
# # #